                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 1998



                                ENVOY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Tennessee                      0-25062                  62-1575729
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



15 Century Boulevard, Suite 600, Nashville, TN                 37214
----------------------------------------------         -------------------------
   (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (615) 885-3700



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
--------------------------------------------------------------------------------



         On February 27, 1998, ENVOY Corporation ("ENVOY") completed business combinations with Professional Office Services, Inc. ("POS"), XpiData, Inc. ("XpiData") and Automated Revenue Management, Inc. ("ARM") (POS, XpiData and ARM are collectively referred to as the "ExpressBill Companies"). Pursuant to the terms of three separate Agreements and Plans of Merger dated February 23, 1998 (the "Merger Agreements"), POS and XpiData were merged into a wholly-owned ENVOY subsidiary, ENVOY/ExpressBill, Inc., and a newly formed ENVOY subsidiary was merged with and into ARM and ARM became a wholly-owned subsidiary of ENVOY. In exchange for all of the outstanding shares of the target companies, ENVOY issued 2,131,000 shares of common stock to the shareholder of POS, 1,365,000 shares to the shareholders of XpiData and 4,000 shares to the shareholders of ARM. The ExpressBill Companies primarily provide electronic data transmission and formatting, patient statement processing, printing and mailing services for health care providers and practice management system vendors. The transactions are being accounted for as poolings of interests.

         The terms and conditions of the business combinations are more fully described in the Merger Agreements and the Registration Rights Agreement, which are incorporated herein by reference in their entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------



(a)                Financial Statements of Business Acquired:

                        The following financial statements of Professional
                   Office Services, Inc., are contained on pages 5 to 16 of this report:

                            Report of Independent Public Accountants
                            Balance Sheets as of December 31, 1997 and 1996. Statements of Operations for the years ended December 31, 1997, 1996 and 1995.
                            Statements of Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995.
                            Statements of Cash Flows for the years ended
                            December 31, 1997, 1996 and 1995.
                            Notes to Financial Statements

                        The following financial statements of XpiData, Inc., are
                   contained on pages 17 to 28 of this report:

                            Report of Independent Public Accountants
                            Balance Sheets as of December 31, 1997 and 1996. Statements of Operations for the years ended December 31, 1997, 1996 and 1995.
                            Statements of Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995.
                            Statements of Cash Flows for the years ended
                            December 31, 1997, 1996 and 1995.
                            Notes to Financial Statements

(b) The pro forma financial information required by Item 7(b) is not being filed at this time. ENVOY anticipates filing this information in an amendment to this Form 8-K as soon as practicable, but in no event later than 60 days from the date hereof.

(c)                Exhibits:
    2.1 Agreement and Plan of Merger, dated as of February 23, 1998, by and among ENVOY Corporation, ENVOY Acquisition Corporation, Professional Office Services, Inc. and Richard
                   B. McIntyre (incorporated by reference to Exhibit 2.1 to the Company's Form 8-K dated February 23, 1998).

2.2 Agreement and Plan of Merger, dated as of February 23, 1998, by and among ENVOY Corporation, ENVOY Acquisition Corporation, XpiData, Inc., Michael Marolf, Sr., Michael Marolf, Jr., Jeffrey Marolf and Lisa Marolf (incorporated by reference to Exhibit 2.2 to the Company's Form 8-K dated February 23, 1998).

2.3 Agreement and Plan of Merger, dated as of February 23, 1998, by and among ENVOY Corporation, ENVOY Acquisition Subsidiary, Inc., Automated Revenue Management, Inc., Patrick J. McIntyre, Terrence J. McIntyre and Michael S. McIntyre (incorporated by reference to Exhibit 2.3 to the Company's Form 8-K dated February 23, 1998).

4.1 Registration Rights Agreement dated February 27, 1998, by and among ENVOY Corporation and Michael F. Marolf, Sr., Michael
                   F. Marolf, Jr., Jeffrey B. Marolf, Lisa A. Marolf, Richard B. McIntyre, Michael S. McIntyre, Terrence J. McIntyre, and Patrick J. McIntyre (incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997)

99.1 Press Release, dated February 23, 1998, issued by ENVOY Corporation (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K dated February 23, 1998)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Professional Office Services, Inc.:

We have audited the accompanying balance sheets of PROFESSIONAL OFFICE SERVICES, INC. (see Note 1) as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Professional Office Services, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                              ARTHUR ANDERSEN LLP

Nashville, Tennessee
February 11, 1998

                       PROFESSIONAL OFFICE SERVICES, INC.

                                 BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1996


                                   ASSETS                                            1997             1996

CURRENT ASSETS:
    Cash and cash equivalents                                                    $    47,026      $   184,274
    Accounts receivable, net of allowance of $266,867 in 1997
      and $208,651 in 1996                                                         4,902,622        2,754,683
    Inventory, net                                                                   346,351          289,534
    Deferred income taxes                                                                 --          156,400
    Other                                                                             13,600           25,136
          Total current assets                                                     5,309,599        3,410,027

PROPERTY AND EQUIPMENT:
    Leasehold improvements                                                            31,842           31,842
    Computer and office equipment                                                  2,264,579        1,554,950
    Furniture and fixtures                                                           135,816          131,791
    Vehicles                                                                          53,981          119,081
                                                                                   2,486,218        1,837,664
    Less accumulated depreciation                                                 (1,266,189)      (1,024,072)
          Net property and equipment                                               1,220,029          813,592

OTHER ASSETS                                                                          24,779           49,779
          Total assets                                                           $ 6,554,407      $ 4,273,398


                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Revolving line of credit                                                     $ 1,126,000      $ 1,740,000
    Accounts payable                                                               1,863,677          570,644
    Accrued expenses                                                               1,470,656        1,171,601
    Postal deposits                                                                  772,624          245,106
    Income taxes payable                                                                  --           30,510
    Current portion of long-term debt                                                157,854          227,806
                           Total current liabilities                               5,390,811        3,985,667

LONG-TERM DEBT, NET OF CURRENT PORTION                                               212,565          369,005
                  Total liabilities                                                5,603,376        4,354,672

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Common stock, no par value, 500 shares authorized, 175 shares issued and
      outstanding in 1997 and 1996, respectively                                       3,459            3,459
    Retained earnings                                                                947,572          (84,733)
                  Total stockholders' equity                                         951,031          (81,274)
                  Total liabilities and stockholders' equity                     $ 6,554,407      $ 4,273,398





       The accompanying notes to financial statements are an integral part of these statements.

                       PROFESSIONAL OFFICE SERVICES, INC.

                            STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                              1997              1996               1995

REVENUES                                                  $ 16,119,796      $ 10,512,746      $   7,229,400

OPERATING COSTS AND EXPENSES:
    Cost of revenues                                         8,210,322         5,591,025          4,551,229
    Selling, general and administrative                      4,885,151         3,682,540          2,470,734
    Depreciation and amortization                              301,938           277,459            238,804
       Total operating costs and expenses                   13,397,411         9,551,024          7,260,767

INCOME (LOSS) FROM OPERATIONS                                2,722,385           961,722            (31,367)

OTHER INCOME, NET                                                   --             4,774             35,808

INTEREST EXPENSE                                              (142,798)        (186,082)           (138,492)

INCOME (LOSS) BEFORE PROVISION (BENEFIT) INCOME TAXES        2,579,587           780,414           (134,051)

PROVISION (BENEFIT) FOR INCOME TAXES                                --           147,457            (48,264)

NET INCOME (LOSS)                                         $  2,579,587      $    632,957      $     (85,787)





       The accompanying notes to financial statements are an integral part of these statements.

                       PROFESSIONAL OFFICE SERVICES, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                 COMMON         RETAINED
                                                                  STOCK         EARNINGS           TOTAL

BALANCE, AT DECEMBER 31, 1994                                   $   3,459      $   251,079      $   254,538

    Net income                                                         --          (85,787)         (85,787)
    Shareholder distributions                                          --         (211,822)        (211,822)
BALANCE, AT DECEMBER 31, 1995                                       3,459          (46,530)         (43,071)

    Net income                                                         --          632,957          632,957
    Shareholder distributions                                          --         (671,160)        (671,160)
BALANCE, AT DECEMBER 31, 1996                                       3,459          (84,733)         (81,274)

    Deferred tax benefit distribution to shareholder in the
      form of a dividend
                                                                       --         (156,400)        (156,400)
    Net income                                                         --        2,579,587        2,579,587
    Shareholder distributions                                          --       (1,390,882)      (1,390,882)
BALANCE, AT DECEMBER 31, 1997                                   $   3,459      $   947,572      $   951,031




       The accompanying notes to financial statements are an integral part of these statements.

                       PROFESSIONAL OFFICE SERVICES, INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


                                                                                   1997           1996           1995

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                                          $ 2,579,587      $ 632,957      $ (85,787)
    Adjustments to reconcile net income (loss) to net
      cash provided by (used in) operating activities:
          Provision for doubtful accounts                                           58,216         44,457         70,938
          Provision for depreciation and amortization                              301,938        277,459        238,804
          Provision for excess and obsolete inventory                               12,500         12,500             --
          Loss on disposal of assets                                                36,041             --             --
          Deferred income taxes                                                         --        (82,800)       (73,600)
          Changes in operating assets and liabilities:
              Increase in accounts receivable                                   (2,206,155)      (724,934)      (859,997)
              Increase in inventory                                                (69,317)       (61,419)       (60,070)
              Decrease (increase) in other current assets                           11,536        (10,543)         2,564
              Increase in other assets                                                  --             --        (74,167)
              Increase in accounts payable                                       1,293,033        124,401        122,626
              Increase in accrued expenses                                         299,055        187,528        379,419
              Increase in postal deposits                                          527,518        142,138        102,967
              Increase (decrease) in income taxes payable                          (30,510)        25,410          5,100
                    Net cash provided by (used in) operating activities          2,813,442        567,154       (231,203)

CASH FLOWS USED FOR INVESTING ACTIVITIES:
    Capital expenditures for property and equipment, net                          (719,415)      (374,019)      (493,938)
                    Net cash used in investing activities                         (719,415)      (374,019)      (493,938)

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from (payments on) revolving line of credit, net                     (614,000)       599,000        741,000
    Proceeds from (payments on) long-term debt, net                               (226,393)       (31,857)       154,265
    Distributions to shareholder                                                (1,390,882)      (671,160)      (211,822)
                    Net cash provided by (used in) financing activities         (2,231,275)      (104,017)       683,443

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  (137,248)        89,118        (41,698)

CASH AND CASH EQUIVALENTS, beginning of year                                       184,274         95,156        136,854
CASH AND CASH EQUIVALENTS, end of year                                         $    47,026      $ 184,274      $  95,156

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid during the year for:
          Interest                                                             $   142,798      $ 186,082      $ 138,492
          Income taxes                                                         $    30,510      $ 204,847      $  20,237

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Deferred tax benefit distributed to shareholder in the
      form of a dividend                                                       $   156,400      $      --      $      --


       The accompanying notes to financial statements are an integral part of these statements.

                       PROFESSIONAL OFFICE SERVICES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      DESCRIPTION OF BUSINESS

      Professional Office Services, Inc. (the "Company") provides statement mailing and related services primarily to health care service providers and, to a lesser extent, members of the business community. The Company also provides certain office supplies and standardized forms to its customers. The Company's operations are primarily in the eastern United States.

      ORGANIZATION AND BASIS OF PRESENTATION

      Prior to January 1, 1997, the Company consisted of Professional Office Services, Inc. (an Ohio S-Corporation), WMS Systems, Inc. (an Ohio C-Corporation) and Direct Factory Marketing (a sole proprietorship). All three entities were owned by the Company's sole shareholder. The Company provided statement mailing services, WMS Systems ("WMS") printed customized forms to be utilized in the statement mailing services of the Company and Direct Factory Marketing ("DFM") served as a wholesaler of standardized insurance forms. On January 1, 1997, DFM and WMS were merged into the Company and the merger has been accounted for at historical cost similar to a pooling of interests due to the common ownership of the three companies.

      The statements of operations and stockholders' equity for each of the three years in the period ended December 31, 1997 include the combined results of operations of the Company, WMS, and DFM as if the entities had been combined as of January 1, 1995. All significant intercompany accounts and transactions have been eliminated.

      CASH AND CASH EQUIVALENTS

      For purposes of the balance sheets and the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

      INVENTORY

      Inventory primarily represents forms utilized in the statement process for customers under existing contracts and is valued at cost, net of reserves for excess and obsolete inventory.

      PROPERTY AND EQUIPMENT

      Property and equipment are carried at cost. Provision for depreciation is made on a basis considered adequate to amortize the cost of depreciable assets over their estimated useful lives of the respective assets of five to seven years and is computed principally on the straight-line method.

      Maintenance and repairs are expensed as incurred, and major betterments and improvements are capitalized. The cost and accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts and the resulting gain or loss is reflected in the statements of operations.

      CONCENTRATION OF CREDIT RISKS

      The Company's credit risks primarily relate to cash and accounts receivable. Cash is primarily held in bank accounts. Accounts receivable represent amounts due from the Company's customers, primarily in the medical community. A loss of activity in this industry would have a material adverse effect on the Company. The Company performs continual credit evaluations of its customers and no individual customer's accounts receivable balance represented a significant portion of the Company's total accounts receivable balance.

      REVENUE, NET

      Revenues are derived primarily from statement mapping, printing and mailing services for the Company's customers and from the sale of standardized forms and office supplies. All revenues are recognized when earned. Although a typical agreement for statement services binds a customer for a period of months, each monthly charge is billed and recorded as revenue on a monthly basis.

      POSTAL DEPOSITS

      The Company collects and maintains refundable deposits from certain customers based on the monthly volume of postage each customer is expected to generate. Deposits are adjusted as necessary based on the volume of business performed for the customer and are returned when all contractual obligations have been met and all amounts due from the customer have been received. Deposits may also be utilized to offset overdue accounts receivable balances if it becomes evident that the customer will not remit payment.

      INCOME TAXES

      Due to the Company's tax status as a S-corporation, the results of the Company's operations are reported in the individual federal and state income tax returns of the shareholder. The Company files informational returns and, therefore, no provision for income taxes for 1997 is recorded.

      Prior to January 1, 1997, the Company and its affiliate DFM filed informational returns. However, WMS, a C-Corporation, accounted for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". WMS established deferred tax liabilities and assets based on the difference between the financial statement and income tax carrying amounts of assets and liabilities using existing rates.

      FINANCIAL INSTRUMENTS

      To meet the reporting requirements of ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," the Company estimates the fair value of financial instruments using quoted market prices, or the current interest rates available for instruments with similar maturities. At December 31, 1997 and 1996, there were no material differences in the book values of the Company's financial instruments and their related, fair values.

      MANAGEMENT ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.    INCOME TAXES

      The Company's income tax obligations and deferred income taxes reported on the accompanying financial statements resulted only from the operations of WMS prior to the merger of WMS into the Company on January 1, 1997 (see
      Note 1). As of December 21, 1996, the deferred tax assets and liabilities of WMS consisted of a net deferred tax asset. Upon consummation of the merger of WMS into the Company, the net deferred tax asset resulted in a deferred tax benefit to the Company's sole shareholder. Therefore, on January 1, 1997, WMS distributed the net deferred tax asset to the shareholder in the form of a dividend. Subsequent to December 31, 1996, the Company's activity is reported on the sole shareholder's individual income tax return.

      The net deferred tax assets and liabilities of the WMS are as follows:

                                                                 DECEMBER 31,     DECEMBER 31,
                                                                     1997             1996

Current deferred tax assets:
    Reserves not currently deductible                           $       --          $156,400



      The components of the provision (benefit) for income taxes related to the operations of WMS for 1997, 1996 and 1995 consisted of the following:

                                          1997          1996          1995

Federal income taxes:
   Current                               $  --     $ 189,963      $ 20,903
   Deferred                                 --       (68,310)      (60,720)

State income taxes:
   Current                                  --        40,294         4,433
   Deferred                                 --       (14,490)      (12,880)
Provision (benefit) for income taxes     $  --     $ 147,457      $(48,264)


      The reconciliation of income tax computed by applying the U.S. federal statutory rate to the actual income tax provision (benefit) related to the operations of WMS follows:

                                          1997          1996          1995

Income tax provision (benefit) at
  U S. federal statutory rate            $  --     $ 121,653      $(39,817)
State income taxes, net of
  federal benefit                           --        25,804        (8,447)
Provision (benefit) for income taxes     $  --     $ 147,457      $(48,264)



3.    LINES OF CREDIT

      The Company has a revolving line of credit agreement collateralized by the assets of the Company with a credit limit of $2,000,000. The line of credit charges interest at the prime rate of interest (8.5% at December 31, 1997), which is payable monthly. The Company is subject to ongoing compliance with financial and other covenants under the line of credit, all of which the Company is in compliance or has obtained appropriate waivers at December 31, 1997. The outstanding balance of the line of credit was $1,126,000 at December 31, 1997.

      The Company also has an equipment line of credit under which up to $500,000 may be borrowed at the prime rate of interest (8.5% at December 31, 1997). There were no borrowings outstanding under this line of credit at December 31, 1997.


4.    LONG-TERM DEBT

      Long-term debt at December 31, 1997 and 1996 consists of the following:

                                                                                       1997           1996

Notes payable, principal and interest payable monthly, interest at rates ranging
  from 9.25% to 9.5%, due through 2001, secured by assets of the Company             $ 370,419      $ 555,508

Note payable, principal and interest payable monthly, interest at 9.25%, with
  final payment made in 1997, secured by assets of the Company                              --         11,578

Note payable, principal and interest payable monthly, interest at prime plus
  1.25% (8.0% at December 31, 1996), with final payment made in 1997,
  secured by assets of the Company                                                          --         19,265

Note payable, principal and interest payable monthly, interest at 8.0% with
  final payment made in 1997, secured by assets of the Company                              --          5,000

Note payable, principal and interest payable monthly, interest at 7.95%, with
  final payment made in 1997, secured by vehicle                                            --          5,460
                                                                                       370,419        596,811
Less current portion                                                                  (157,854)      (227,806)
                                                                                     $ 212,565      $ 369,005


      Annual long-term debt principal requirements are as follows:

       FISCAL YEAR                                             AMOUNT

          1998                                                $157,854
          1999                                                 112,008
          2000                                                  73,008
          2001                                                  27,549
                                                              $370,419

5.    COMMITMENTS AND CONTINGENCIES

      The Company leases office space from a related party (see Note 6) for its corporate offices and leases certain equipment under non-cancelable operating leases which expire on various dates through 2002. The non-cancelable operating leases include commitments for maintenance and minimum usage charges on equipment. Rent and lease expense was $413,736, $323,166 and $191,972 in 1997, 1996 and 1995, respectively.

      Future minimum lease commitments for operating leases are as follows:


       FISCAL YEAR                                            AMOUNT

          1998                                              $1,197,124
          1999                                               1,404,922
          2000                                               1,354,882
          2001                                               1,350,017
          2002                                               1,145,722
                                                            $6,452,667


      The Company is engaged in various legal matters in the normal course of business. In management's opinion, the ultimate disposition of these matters will not have a material adverse impact on the Company's financial position or results of operations.


6.    RELATED PARTY TRANSACTIONS

      The Company leased office space from a partnership of the Company's sole shareholder for approximately $91,680, $91,680 and $91,680 for the years ended December 31, 1997, 1996 and 1995, respectively. During 1997, the Company negotiated a lease for a new operating facility with the same partnership. Rent expense for this facility will begin in 1998 and is included in the future minimum lease commitments (see Note 5).


7.    PROFIT SHARING PLAN

      The Company has a contributory profit sharing plan for all employees over 21 years of age and with at least one year of service with the Company. The plan is maintained on a fiscal year basis beginning January 1. The Company matches 100% of the first 3% of the employees salary and 50% of the remaining employee contribution. The Company's contributions were $178,967, $139,966 and $91,870 for the years ended December 31, 1997, 1996 and 1995, respectively.

8.    EVENTS SUBSEQUENT TO DECEMBER 31, 1997

      The shareholder of the Company has entered into a letter of intent to merge with Envoy Corporation whereby Envoy Corporation will acquire all of the outstanding shares of the Company. Management anticipates the merger will be completed during the second quarter 1998.

      Certain equipment purchased in December 1997 for approximately $300,000 was sold to a financial institution in a sale-leaseback transaction in January 1998. The terms of the lease qualify as an operating lease for accounting purposes and no material gain or loss resulted from the transaction. Annual lease expense for the first year will be approximately $62,400.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To XpiData, Inc.:

We have audited the accompanying balance sheets of XPIDATA, INC. (see Note 1) as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of XpiData, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                     ARTHUR ANDERSEN LLP

Nashville, Tennessee
January 30, 1998

                                  XPIDATA, INC.



                                 BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1996


                                ASSETS                                     1997           1996
CURRENT ASSETS:
    Cash and cash equivalents                                          $   157,930    $   122,215
    Accounts receivable, less allowance for doubtful accounts of
       $62,950 and $49,950, respectively                                 2,304,947      1,241,821
    Other receivables                                                      109,578        116,647
    Inventory                                                              302,171         97,791
    Deferred income taxes                                                  296,554        135,331
    Other                                                                  103,302         28,146
          Total current assets                                           3,274,482      1,741,951


PROPERTY AND EQUIPMENT:
    Computer and office equipment                                          732,924        467,133
    Furniture and fixtures                                                 131,386         60,677
    Vehicles                                                               142,683         23,421
                                                                         1,006,993        551,231
    Less accumulated depreciation                                         (194,066)       (80,879)
          Net property and equipment                                       812,927        470,352

OTHER ASSETS:
    Security deposits                                                       62,185         50,803
          Total assets                                                 $ 4,149,594    $ 2,263,106

                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Revolving line of credit                                           $   189,116    $    40,636
    Accounts payable                                                       335,955        301,724
    Accrued expenses                                                     1,058,814        939,403
    Postal deposits                                                      1,120,337        588,063
    Income taxes payable                                                   471,485         78,958
    Current portion of long-term debt                                      104,692         65,630
    Shareholder payable                                                     80,000         30,000
          Total current liabilities                                      3,360,399      2,044,414

DEFERRED INCOME TAXES                                                       46,226         22,739
LONG-TERM DEBT, NET OF CURRENT PORTION                                     201,309        144,995
          Total liabilities                                              3,607,934      2,212,148

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Common stock, no par value, 1,000,000 shares authorized, 101,000
       shares issued and outstanding                                        59,920         59,920
    Additional paid-in capital                                              27,741         27,741
    Retained earnings (deficit)                                            453,999        (36,703)
          Total stockholders' equity                                       541,660         50,958
          Total liabilities and stockholders' equity                   $ 4,149,594    $ 2,263,106






                 The accompanying notes to financial statements
                   are an integral part of these statements.

                                  XPIDATA, INC.

                            STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


                                                     1997             1996           1995
REVENUES                                         $ 7,791,673      $ 3,475,455      $ 913,187
OPERATING COSTS AND EXPENSES:
    Cost of revenues                               3,261,246        1,435,644        447,265
    Selling, general and administrative            3,547,512        2,021,554        477,247
    Depreciation                                     129,186           52,834         18,080
       Total operating costs and expenses          6,937,944        3,510,032        942,592

INCOME (LOSS) FROM OPERATIONS                        853,729          (34,577)       (29,405)

OTHER INCOME, NET                                     51,980           28,601             --

INTEREST EXPENSE                                     (68,202)         (30,019)        (8,057)

INCOME (LOSS) BEFORE PROVISION (BENEFIT) FOR
             INCOME TAXES                            837,507          (35,995)       (37,462)

PROVISION (BENEFIT) FOR INCOME TAXES                 346,805           (6,896)        (2,052)

NET INCOME (LOSS)                                $   490,702      $   (29,099)     $ (35,410)




                 The accompanying notes to financial statements
                   are an integral part of these statements.

                                  XPIDATA, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


                                                   ADDITIONAL       RETAINED
                                      COMMON        PAID-IN         EARNINGS
                                      STOCK         CAPITAL        (DEFICIT)           TOTAL

BALANCE, AT DECEMBER 31, 1994        $59,920       $     --        $  27,806         $  87,726
    Capital contribution                  --         27,741               --            27,741
    Net loss                              --             --          (35,410)          (35,410)

BALANCE, AT DECEMBER 31, 1995         59,920         27,741           (7,604)           80,057
    Net loss                              --             --          (29,099)          (29,099)

BALANCE, AT DECEMBER 31, 1996         59,920         27,741          (36,703)           50,958
    Net income                            --             --          490,702           490,702

BALANCE, AT DECEMBER 31, 1997        $59,920        $27,741        $ 453,999         $ 541,660






                       The accompanying notes to financial
              statements are an integral part of these statements.

                                  XPIDATA, INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                               1997              1996              1995
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                                       $   490,702         $ (29,099)        $ (35,410)
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
       Provision for doubtful accounts                                          13,000            50,903                --
       Provision for depreciation                                              129,186            52,834            18,080
       Loss on disposal of assets                                               13,910                --                --
       Deferred income taxes                                                  (137,736)         (101,877)          (10,715)
       Changes in operating assets and liabilities:
         Increase in accounts receivable                                    (1,076,126)         (992,225)         (202,916)
         Decrease (increase) in other receivables                                7,069           (60,878)          (55,769)
         Increase in inventory                                                (204,380)          (54,882)          (15,302)

         Increase in other current assets                                      (75,156)          (25,306)           (2,840)

         Increase in security deposits                                         (11,382)          (37,791)          (12,416)

         Increase in accounts payable                                           34,231           247,795            54,919

         Increase in accrued expenses                                          119,411           777,736           158,543

         Increase in postal deposits                                           532,274           428,481           159,582

         Increase in income taxes payable                                      392,527            70,295             8,663
         Increase (decrease) in shareholder payable                             50,000           (10,000)          (10,000)
              Net cash provided by operating activities                        277,530           315,986            54,419

CASH FLOWS USED IN INVESTING ACTIVITIES:
   Capital expenditures for property and equipment, net                       (396,483)         (193,242)          (42,896)
              Net cash used in investing activities                           (396,483)         (193,242)          (42,896)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from revolving line of credit, net                                 148,480            40,636                --

   Proceeds from (payments on) long-term debt, net                               6,188           (41,165)          (24,487)

              Net cash provided by (used in) financing activities              154,668              (529)          (24,487)


INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                35,715           122,215           (12,964)


CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                   122,215                --            12,964

CASH AND CASH EQUIVALENTS, END OF YEAR                                     $   157,930         $ 122,215         $      --


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the year for:
       Interest                                                            $    68,202         $  30,019         $   8,057
       Income taxes                                                        $    94,182         $  24,686         $      --

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING
       TRANSACTIONS:
       Cost of property and equipment obtained under capital
                      leases, net                                          $    89,188         $ 151,300         $ 108,703

       Capital contribution from forgiveness of debt by shareholder        $        --         $      --         $  27,741




                       The accompanying notes to financial
              statements are an integral part of these statements.

                                  XPIDATA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      DESCRIPTION OF BUSINESS

      XpiData, Inc. (the "Company") provides statement mailing and related services primarily to health care service providers and, to a lesser extent, members of the business community. The Company's operations are primarily in the western and mid-western United States.

      ORGANIZATION AND BASIS OF PRESENTATION

      The Company and a commonly controlled company, XBill, Inc., were incorporated on February 23, 1995 as Arizona C-Corporations. The Company provided the statement mailing and related services discussed above and XBill, Inc. provided management services to the Company. On February 28, 1997, XBill, Inc. was merged into the Company and the merger has been accounted for at historical cost similar to a pooling of interests due to the common ownership of the two companies.

      Prior to the incorporation of the Company and XBill, Inc., Direct Marketing West, a sole proprietorship owned by the Company's majority shareholder, provided statement mailing services and sold office supplies and forms to healthcare providers. Upon incorporation of the Company, the statement mailing services operations of Direct Marketing West were transferred to the Company.

      The statements of operations and stockholders' equity for each of the three years in the period ended December 31, 1997 include the combined results of operations of the Company and XBill, Inc. subsequent to their incorporation in February 1995 as well as the results of operations of the statement mailing services segment of the Company's predecessor company, Direct Marketing West, for the period from January 1, 1995 through February 23, 1995, as if the entities had been combined as of January 1, 1995. All significant intercompany accounts and transactions have been eliminated.

      CASH AND CASH EQUIVALENTS

      For purposes of the balance sheets and the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

      INVENTORY

      Inventory primarily represents forms utilized in the statement mailing process for customers under existing contracts and is valued at cost.

      PROPERTY AND EQUIPMENT

      Property and equipment are carried at cost. Provision for depreciation is made on a basis considered adequate to amortize the cost of depreciable assets over the estimated useful lives of the respective assets of five to seven years and is computed principally on the straight-line basis.

      Maintenance and repairs are expensed as incurred and major betterments and improvements are capitalized. The cost and accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts and the resulting gain or loss is reflected in the statements of operations.

      CONCENTRATION OF CREDIT RISKS

      The Company's credit risks primarily relate to cash and accounts receivable. Cash is primarily held in bank accounts. Accounts receivable represent amounts due from the Company's customers, primarily in the medical community. A loss of activity in this industry would have a material adverse effect on the Company. The Company performs continual credit evaluations of its customers and no individual customer's accounts receivable balance represented a significant portion of the Company's total accounts receivable balance.

      REVENUES

      Revenues are derived primarily from statement mailing services for the Company's customers and are recognized when earned. Although a typical agreement binds the customer for a period of months, each monthly charge is billed and recorded as revenue on a monthly basis.

      POSTAL DEPOSITS

      The Company collects and maintains refundable deposits from a majority of its customers based on the monthly volume of postage each customer is expected to generate. Deposits are adjusted as necessary based on the volume of business performed for the customer and are returned when all contractual obligations have been met and all amounts due from the customer have been received. Deposits may also be utilized to offset overdue accounts receivable balances if it becomes evident that the customer will not remit payment.

      INCOME TAXES

      In accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes", the Company establishes deferred tax liabilities and assets based on the difference between the financial statement and income tax carrying amounts of assets and liabilities using existing rates.

      FINANCIAL INSTRUMENTS

      To meet the reporting requirements of SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," the Company estimates the fair value of financial instruments using quoted market prices, or the current interest rates available for instruments with similar maturities. At December 31, 1997 and 1996, there were no material differences in the book values of the Company's financial instruments and their related fair values.

      MANAGEMENT ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.    INCOME TAXES

      The net deferred tax assets and liabilities of the Company are as follows:

                                                                                      DECEMBER 31,      DECEMBER 31,
                                                                                          1997              1996

Current deferred tax assets:
    Reserves not currently deductible                                                  $ 239,950         $  82,306
    Difference between book and tax treatment of
         compensation expense                                                             62,000            51,715
    Other                                                                                  1,310             1,310
                                                                                         303,260           135,331
Current deferred tax liability:
    Difference between book and tax treatment of
         prepaid expenses                                                                 (6,706)               --
Net current deferred tax assets                                                        $ 296,554         $ 135,331

Non-current deferred tax liability:
    Difference between book and tax treatment of
         depreciation                                                                  $ (46,226)        $ (22,739)



      Management believes deferred tax assets resulting from temporary differences are fully realizable based on management's estimates of the Company's ability to generate sufficient taxable income in the future. If the Company does not generate taxable income in future years, management will reevaluate the need for a valuation allowance which could have a negative impact on future earnings.

      The components of the provision (benefit) for income taxes for 1997, 1996 and 1995 consisted of the following:

                                               1997             1996            1995

Federal income taxes:
   Current                                  $ 411,860         $ 81,325         $ 7,364
   Deferred                                  (117,076)         (86,596)         (9,108)

State income taxes:
   Current                                     72,681           13,656           1,299
   Deferred                                   (20,660)         (15,281)         (1,607)
Provision (benefit) for income taxes         $346,805         $ (6,896)        $(2,052)



      The reconciliation of income tax computed by applying the U.S. federal statutory rate to the actual income tax provision (benefit) follows:

                                                        1997            1996             1995

Income tax provision (benefit) at U.S. federal
   statutory rate                                     $284,752        $(12,238)        $(12,737)
State income taxes, net of federal benefit              50,251          (2,160)          (2,247)
Non-deductible expenses                                 10,722           4,581              760

Other                                                    1,080           2,921           12,172

Provision (benefit) for income taxes                  $346,805        $ (6,896)        $ (2,052)


3.    LINE OF CREDIT

      The Company has a revolving line of credit agreement collateralized by the assets of the Company with a credit limit of $750,000. The line of credit earns interest at prime rate plus 2% (10 1/2% at December 31, 1997) which is payable monthly. The Company is subject to ongoing compliance with financial and other covenants under the line of credit, all of which the Company is in compliance or has obtained appropriate waivers at December 31, 1997. The outstanding balance of the line of credit was $189,116 at December 31, 1997.

4.    LONG-TERM DEBT AND CAPITAL LEASES

      Long-term debt at December 31, 1997 and 1996 consists of the following:

                                                                                     1997         1996

Capitalized lease obligations, principal and interest payable monthly, interest at rates ranging from 10% to 22%, due through 2001, secured by equipment
     with a net book value at December 31, 1997 of $281,870                        $ 232,078    $ 196,828

Note payable, principal and interest payable monthly, interest at 11% with final
     payment due in 1999, secured by equipment                                         5,086        8,217

Note payable, principal and interest payable monthly, interest at 9% with final
     payment due in 1998, secured by a vehicle                                         1,529        5,580

Notes payable, principal and interest payable monthly, interest at 9%, due
      through 2002, secured by vehicles                                               67,308           --
                                                                                     306,001      210,625
Less current portion                                                                (104,692)     (65,630)
                                                                                   $ 201,309    $ 144,995

      Annual long-term debt and capital lease principal requirements are as follows:

                FISCAL YEAR                                             AMOUNT

                   1998                                               $104,692
                   1999                                                 85,628
                   2000                                                 85,431
                   2001                                                 23,586
                   2002                                                  6,664
                                                                      $306,001

5.    COMMITMENTS AND CONTINGENCIES

      The Company leases office space for its corporate office and leases certain equipment under non-cancelable operating leases which expire on various dates through 2006. Rent expense was $294,452, $36,079 and $17,479 in 1997, 1996 and 1995, respectively.

      Future minimum lease commitments for operating leases are as follows:

               FISCAL YEAR                                     AMOUNT

                  1998                                       $  327,806
                  1999                                          325,722
                  2000                                          322,224
                  2001                                          322,224
                  2002                                          253,824
               Thereafter                                       602,628
                                                             $2,154,428

      The Company is engaged in various legal matters in the normal course of business. In management's opinion, the ultimate disposition of these matters will not have a material adverse impact on the Company's financial position or results of operations.


6.    RELATED PARTY TRANSACTIONS

      The Company has recorded a receivable of $55,603 as of December 31, 1997 and 1996 representing amounts owed by the Company's majority shareholder through Direct Marketing West, a sole proprietorship owned by the majority shareholder. The Company has also recorded a payable of $80,000 and $30,000 in 1997 and 1996, respectively, representing amounts loaned to the Company by the majority shareholder.


7.    PROFIT SHARING PLAN

      The Company has a noncontributory profit sharing plan for all employees subject to length of employment restrictions in determining eligibility and vesting rights. The plan is maintained on a fiscal year basis beginning March 1 and the amount of the contribution is based upon individual employee wages and profitability of the Company. The amount of the contribution is determined annually by the Board of Directors of the Company. Benefits begin vesting after two years of employment and vest fully after six years of employment. At December 31, 1997, the Company has accrued the estimated Plan contribution for the current fiscal year in the amount of $155,000. The Plan contribution for fiscal 1996 was $129,289. No Plan contribution was made for fiscal 1995.

8.    EVENT SUBSEQUENT TO DECEMBER 31, 1997

      The shareholders of the Company have entered into a letter of intent to merge with Envoy Corporation whereby Envoy Corporation will acquire all of the outstanding shares of the Company. Management anticipates the merger will be completed during the second quarter 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ENVOY CORPORATION


Date: March 9, 1998                       /s/ Kevin M. McNamara
                                          --------------------------------------
                                          Kevin M. McNamara
                                          Senior Vice President and Chief
                                            Financial Officer

                                  EXHIBIT INDEX




 No.                                            Exhibit
----               ----------------------------------------------------------------------------
2.1                Agreement and Plan of Merger, dated as of February 23, 1998, by and among
                   ENVOY Corporation, ENVOY Acquisition Corporation, Professional Office
                   Services, Inc. and Richard B. McIntyre (incorporated by reference to Exhibit
                   2.1 to the Company's Form 8-K dated February 23, 1998)
2.2                Agreement and Plan of Merger, dated as of February 23, 1998, by and among ENVOY Corporation, ENVOY Acquisition
                   Corporation, XpiData, Inc., Michael Marolf, Sr., Michael
                   Marolf, Jr., Jeffrey Marolf and Lisa Marolf (incorporated by reference to Exhibit 2.2 to the Company's Form 8-K dated
                   February 23, 1998)
2.3                Agreement and Plan of Merger, dated as of February 23, 1998, by and among ENVOY Corporation, ENVOY Acquisition Subsidiary,
                   Inc., Automated Revenue Management, Inc., Patrick J.
                   McIntyre, Terrence J. McIntyre and Michael S. McIntyre
                   (incorporated by reference to Exhibit 2.3 to the Company's
                   Form 8-K dated February 23, 1998)
4.1                Registration Rights Agreement dated February 27, 1998, by and among ENVOY
                   Corporation and Michael F. Marolf, Sr., Michael F. Marolf, Jr., Jeffrey B.
                   Marolf, Lisa A. Marolf, Richard B. McIntyre, Michael S. McIntyre, Terrence
                   J. McIntyre, and Patrick J. McIntyre (incorporated by reference to the
                   Company's Annual Report on Form 10-K for the fiscal year ended December
                   31, 1997)
99.1               Press Release, dated February 23, 1998, issued by ENVOY Corporation
                   (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K dated
                   February 23, 1998)